Exhibit 10.2
SECURITY AGREEMENT
     SECURITY AGREEMENT (this agreement, together with all amendments and restatements, this “Agreement”), dated as of August 23, 2007, made by ___, a ___ (“Grantor”), in favor of Citibank, N.A., as Administrative Agent, as secured party (Administrative Agent in such capacity, “Secured Party”), for Secured Party and the benefit of each Secured Creditor.
BACKGROUND.
     Citibank, N.A., as Administrative Agent, the Lenders party thereto, and [Grantor][Metretek Technologies, Inc., a Delaware corporation (“Borrower”)], entered into the Credit Agreement dated as of August 23, 2007 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).
     It is the intention of the parties hereto that this Agreement create a first priority security interest in property of Grantor in favor of Secured Party for Secured Party and the benefit of Secured Creditors securing the payment and performance of the Secured Obligations.
     It is a condition precedent to effectiveness of the Credit Agreement that Grantor shall have executed and delivered this Agreement.
AGREEMENT.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Secured Creditors to (a) make the Loans and issue Letters of Credit under the Credit Agreement and to extend other credit and financial accommodations under the Loan Documents, and (b) make financial accommodations under Swap Contracts and Cash Management Documents, Grantor hereby agrees with the Secured Party, for its benefit and the benefit of Secured Creditors, and each Secured Creditor as follows:
ARTICLE I
DEFINITIONS
     1.1. Definitions. For purposes of this Agreement:
     “Accession” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an accession (as defined in the UCC), and (whether or not included in that definition), a good that is physically united with another good in such a manner that the identity of the original good is not lost.
     “Account” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an account (as defined in the UCC), and (whether or not included in such definition), a right to payment of a monetary obligation, whether or not earned by performance for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, and for service rendered or to be rendered, and all right, title, and interest in any returned property, together with all rights, titles, securities, and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation, and resales, and all related Liens whether voluntary or involuntary.
     “Account Grantor” means any Person who is or who may become obligated to Grantor under, with respect to or on account of an Account.
     “Acquisition Rights” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to each warrant, option, instrument, subscription right, redemption right and other right (including any instrument or right convertible into an Equity Interest) to acquire or sell any Equity Interest in any Person.
     “Chattel Paper” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to chattel paper (as defined in the UCC), and (whether or not included in such definition), a Record or Records that evidence both a monetary obligation and a security interest in specific Goods, a security interest in specific Goods and Software used in the Goods, or a lease of specific Goods.
     “Collateral” means all (a) Accounts, (b) Accessions, (c) Chattel Paper, (d) Collateral Records, (e) Commercial Tort Claims, including but not limited to the specific Commercial Tort Claims described on Schedule 12, (f) Commodity Accounts, (g) Commodity Contracts, (h) Deposit Accounts, (i) Documents, (j) Equipment, (k) Financial Assets, (l) Fixtures, (m) General Intangibles, (n) Goods, (o) Insurance, (p) Intellectual Property, (q) Instruments, (r) Inventory, (s) Investment Property, (t) Letters of Credit, (u) Letter-of-Credit Rights, (v) Licenses, (w) Money, (x) Payment Intangibles, (y) Permits, (z) Pledged Equity Interest, (aa) Securities, (ab) Securities Accounts, (ac) Security Entitlements, (ad) Software, (ae) Supporting Obligations, and (ag) Proceeds.
     “Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
     “Commercial Tort Claim” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commercial tort claim (as defined in the UCC), and (whether or not included in such definition), all claims arising in tort with respect to which the claimant (a) is an organization, or (b) an individual and the claim (i) arose in the course of the claimant’s business or profession, and (ii) does not include damages arising out of personal injury to or the death of an individual.
     “Commodity Account” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commodity account (as defined in the UCC), and (whether or not included in such definition), an account maintained by a Commodity Intermediary in which a Commodity Contract is carried for Grantor.
     “Commodity Contract” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commodity futures contract, an option on a commodity futures contract, a commodity option, or any other contract if the contract or option is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities Laws, or (b) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a Commodity Intermediary for Grantor.
     “Commodity Intermediary” means (a) a Person that is registered as a futures commission merchant under the federal commodities Laws or (b) a Person that in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities Laws.
     “Copyright License” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting any right to Grantor under any Copyright now or hereafter owned by any third party, and all rights of Grantor under any such agreement.
     “Copyrights” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all copyright rights in any work subject to the copyright Laws of any Governmental Authority, whether as author, assignee, transferee, or otherwise, (b) all registrations and applications for registration of any such copyright in any Governmental Authority, including registrations, recordings, supplemental registrations, and pending applications for registration in any jurisdiction, and (c) all rights to use and/or sell any of the foregoing.
     “Deposit Account” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a deposit account (as defined in the UCC), and (whether or not included in such definition), a demand, time, savings, passbook, or similar account maintained at a bank (as defined in the UCC).
     “Document” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a document (as defined in the UCC), and (whether or not included in such definition), a document of title, bill of lading, dock warrant, dock receipt, warehouse receipt, or order for the delivery of Goods.
     “Electronic Chattel Paper” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to electronic chattel paper (as defined in the UCC), and (whether or not included in such definition), chattel paper evidenced by a Record or Records consisting of information stored in electronic medium.
     “Entitlement Holder” means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.
     “Equipment” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to equipment (as defined in the UCC), and (whether or not included in such definition), all Goods other than Inventory or consumer goods, and all improvements, accessions, or appurtenances thereto. The term Equipment shall include Fixtures.

     “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests, other than a net profits based bonus program solely for the benefit of employees, in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
     “Financial Asset” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a financial asset (as defined in the UCC), and (whether or not included in such definition), (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, that is, or is of a type, dealt in or traded on financial markets or that is recognized in any area in which it is issued or dealt in as a medium for investment, or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a financial asset under Article 8 of the Uniform Commercial Code. As the context requires, “Financial Asset” means either the interest itself or the means by which a Person’s claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security, or a Security Entitlement.
     “Fixtures” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to fixtures (as defined in the UCC), and (whether or not included in such definition), all Goods that have become so related to particular real property that an interest in them arises under the real property Law of the state in which the real property is situated.
     “General Intangible” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a general intangible (as defined in the UCC, and (whether or not included in such definition), all personal property, including things in action, other than Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, money, and oil, gas or other minerals before extraction.
     “Goods” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to goods (as defined in the UCC), and (whether or not included in such definition), all things that are movable when a security interest attaches.
     “Instrument” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an instrument (as defined in the UCC), and (whether or not included in such definition), a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

     “Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Secured Party is the loss payee thereof).
     “Intellectual Property” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, Trade Secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, Software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
     “Inventory” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to inventory (as defined in the UCC), and (whether or not included in such definition), Goods that (a) are leased by a Person as lessor, (b) are held by a Person for sale or lease or to be furnished under a contract of service, (c) are furnished by a Person under a contract of service, or (d) consist of raw materials, work in process, or materials used or consumed in a business, including packaging materials, scrap material, manufacturing supplies and spare parts, and all such Goods that have been returned to or repossessed by or on behalf of such Person.
     “Investment Property” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to investment property (as defined in the UCC), and (whether or not included in such definition), a Security (whether certificated or uncertificated), a Commodity Contract, a Commodity Account, a Security Entitlement, Securities Account, and Pledged Debt.
     “Letter of Credit” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a letter of credit (as defined in the UCC).
     “Letter-of-Credit Right” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a letter-of-credit right (as defined in the UCC), and (whether or not included in such definition), (a) a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, and (b) the right of a beneficiary to demand payment or performance under a letter of credit.
     “License” means any Patent License, Trademark License, Copyright License, or other similar license or sublicense.
     “Money” means “money” as defined in the UCC.
     “Patent License” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Grantor or which Grantor otherwise has the right to license, is in existence, or granting to Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of Grantor under any such agreement.
     “Patents” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all letters patent of any Governmental Authority, all registrations and recordings thereof, and all applications for letters patent of any Governmental Authority, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
     “Payment Intangible” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a payment intangible (as defined in the UCC), and (whether or not included in such definition), a General Intangible under which the Account Grantor’s principal obligation is a monetary obligation.
     “Permit” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any authorization, consent, approval, permit, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority.
     “Pledged Debt” means all indebtedness owed to Grantor, the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.
     “Pledged Equity Interests” means all Acquisition Rights, Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged Equity Interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding Equity Interests of such Foreign Subsidiary.
     “Pledged LLC Interests” means, with respect to Grantor, all interests of Grantor in any limited liability company and the certificates, if any, representing such limited liability company interests and any interest of Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged limited liability company interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding limited liability company interests of such Foreign Subsidiary.
     “Pledged Partnership Interests” means, with respect to Grantor, all interests of Grantor in any general partnership, limited partnership, limited liability partnership or other partnership and the certificates, if any, representing such partnership interests and any interest of Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged general partnership, limited partnership, limited liability partnership or other partnership interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding general partnership, limited partnership, limited liability partnership or other partnership interests of such Foreign Subsidiary.
     “Pledged Stock” means, with respect to Grantor, all shares of capital stock owned by Grantor and the certificates, if any, representing such shares and any interest of Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, notwithstanding anything herein to the contrary, the amount of pledged capital stock of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding capital stock of such Foreign Subsidiary; provided, further, treasury stock of Grantor shall not be Pledged Stock.
     “Pledged Trust Interests” means, with respect to Grantor, all interests of Grantor in a business trust or other trust and the certificates, if any, representing such trust interests and any interest of Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
     “Proceeds” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to proceeds (as defined in the UCC), and (whether or not included in such definition), (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (b) whatever is collected on, or distributed on account of, the Collateral, (c) rights arising out of the Collateral, (d) claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to the Collateral, (e) proceeds of Insurance, including insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to the Collateral, and (f) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
     “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.
     “Release Date” means the date on which (a) all of the Secured Obligations are fully, indefeasibly, absolutely and unconditionally paid and performed, (b) the Revolving Commitment, the Term Commitment of each Lender are terminated, (c) all Letters of Credit have expired, been terminated or secured on terms that are reasonably satisfactory to L/C Issuer, and (d) all Swap Contracts with respect to all Swap Obligations have expired, been terminated or secured on terms that are reasonably satisfactory to the parties to such Swap Contract.
     “Secured Creditor” or “Secured Creditors” means (a) Secured Party, (b) Administrative Agent, (c) Lenders, (d) any Lender or Affiliate of any Lender that is a party to any Swap

Contract (provided that such Lender was a Lender at the time such Swap Contract was entered into) with Borrower or any Affiliate of Borrower, (e) any Lender or Affiliate of any Lender that is owed any Cash Management Obligation (provided that such Lender was a Lender at the time such Cash Management Obligation arose), and (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document.
     “Securities Account” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.
     “Securities Intermediary” means (a) a clearing corporation, or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.
     “Security” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations, and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the UCC.
     “Security Entitlements” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to the rights and property interests as and of an Entitlement Holder with respect to a Financial Asset.
     “Software” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to software (as defined in the UCC), and (whether or not included in such definition), a computer program (including both source and object code) and any supporting information provided in connection with a transaction relating to the program.
     “Supporting Obligations” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a supporting obligation (as defined in the UCC), and whether or not included in such definition, a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.
     “Swap Contracts” means each Swap Contract and each related agreement.
     “Tangible Chattel Paper” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to tangible chattel paper (as defined in the UCC), and (whether or not included in such definition), chattel paper evidenced by a Record or Records consisting of information that is inscribed on a tangible medium.

     “Trade Secrets” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to trade secrets, all know-how, inventions, processes, methods, information, data, plans, blueprints, specifications, designs, drawings, engineering reports, test reports, materials standards, processing standards and performance standards, and all Software directly related thereto, and all Licenses or other agreements to which Grantor is a party with respect to any of the foregoing.
     “Trademark License” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Grantor or which Grantor otherwise has the right to license, or granting to Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.
     “Trademarks” means all right, title, and interest of Grantor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any Governmental Authority in connection therewith, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, (d) all rights to use and/or sell any of the foregoing, and (e) the portion of the business to which each trademark pertains.
     “UCC” means Chapters 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York or, where applicable as to specific items or types of Collateral, any other relevant state.
     1.2. Other Definitional Provisions. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined herein shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict).
     1.3. Construction. Unless otherwise expressly provided in this Agreement or the context requires otherwise, (a) the singular shall include the plural, and vice versa, (b) words of a gender include the other gender, (c) monetary references are to Dollars, (d) time references are to Dallas time, (e) references to “Articles,” “Sections,” “Exhibits,” and “Schedules” are to the Articles, Sections, Exhibits, and Schedules of and to this Agreement, (f) headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof, (g) references to any Person include that Person’s heirs, personal representatives, successors, trustees, receivers, and permitted assigns, that Person as a debtor-in possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets, (h) references to any Law include every amendment or restatement to it, rule and regulation adopted under it, and successor or replacement for it, (i) references to a particular Loan Document include each amendment or restatement to it made in accordance with the Credit Agreement and such Loan Document, (j) references to a particular Swap Contract include each amendment or restatement to it made in accordance with such Swap Contract, (k) references to a particular Cash Management Document includes each amendment or restatement to it made in accordance with such Cash Management Document, and (l) the inclusion of Proceeds in the definition of “Collateral” shall not be deemed a consent by Secured Party or any other Secured Creditor to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms of the Credit Agreement or this Agreement. This Agreement is a Loan Document.
ARTICLE II
GRANT OF SECURITY INTEREST
     2.1. Assignment and Grant of Security Interest. As security for the payment and performance, as the case may be, in full of the Secured Obligations, Grantor hereby assigns to, and pledges and grants to Secured Party, for it and the benefit of Secured Creditors, a security interest in the entire right, title, and interest of Grantor in and to all property (except as otherwise set forth herein) of Grantor, whether now or hereafter existing, owned, arising or acquired, including but not limited to all Collateral (provided, the amount of Equity Interests of any Foreign Subsidiary pledged by Grantor hereunder shall be limited to 65% of the issued and outstanding Equity Interests of such Foreign Subsidiary).
     2.2. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable with respect to and under all Collateral, (b) the exercise by Secured Party or any other Secured Creditor of any of the rights hereunder shall not release Grantor from any of its duties or obligations with respect to or under any Collateral or under this Agreement, and (c) neither Secured Party nor any other Secured Creditor shall have any obligation or liability with respect to or under any Collateral by reason of this Agreement, nor shall Secured Party or any other Secured Creditor be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned or in which a security interest is granted hereunder.
     2.3. Delivery of Security and Instrument Collateral. All certificates, if any, or Instruments constituting or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by undated and duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. If an Event of Default exists, Secured Party has the right to transfer to or to register in the name of Secured Party or any of its nominees any or all of such Collateral. Secured Party shall endeavor to provide Grantor with notice of such transfer and registration; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor. In addition, Secured Party has the right, if Secured Party reasonably determines that the exercise of such right is necessary to protect its rights, at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.
     2.4. Agreement With Respect to Collateral. Grantor and Secured Party agree that to the extent that any of the Collateral may be deemed to be a Fixture as opposed to Equipment, Inventory, or any other form of Collateral that may be perfected by the filing of a UCC financing statement, it is the intention of Grantor, Secured Party and Secured Creditors that such Collateral be deemed to be Equipment, Inventory, or any other form of Collateral that, to the extent not prohibited by Law, may be perfected by the filing of a UCC financing statement and such Collateral not be deemed to be a Fixture.
     2.5. Future Advances. Grantor acknowledges that the Loan Documents provide for future advances and financial accommodations and this Agreement secures performance of such future advances and financial accommodations.
     2.6. Limited Exclusions. (a) Notwithstanding anything herein to the contrary, in no event shall the security interest granted in Section 2.1(a) attach to any lease, license, contract, property rights or agreement to which Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in the abandonment, termination pursuant to the terms of, or a breach or default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9.406, 9.407, 9.408 or 9.409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law (including any Grantor Relief Law) or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above. So long any property of Grantor is excluded from the security interest granted in Section 2.1(a) pursuant to the immediately preceding sentence, such property shall be excluded from the term “Collateral” for all purposes hereunder.
     (b) The security interest granted in Section 2.1(a) shall not attach to any (i) equity interest in any Foreign Subsidiary which is not directly owned by Grantor, or (ii) any treasury stock of Grantor.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1. Representations and Warranties. Grantor represents and warrants to Secured Party and each Secured Creditor with respect to itself and the Collateral that:
     (a) This Agreement and the grant of the security interest pursuant to this Agreement in the Collateral create a valid first priority security interest (other than such Collateral that would require the execution of a control agreement for such first priority security interest or the notation of the Lien in favor of Secured Party on vehicle certificates of title) in favor of Secured Party for the benefit of Secured Creditors in (i) the Collateral other than Pledged Equity Interests (subject to Permitted Liens), and (ii) Pledged Equity Interests, securing the payment and performance of the Secured Obligations. All filings and other actions necessary to perfect and protect such security interest and such priority have been duly taken (or will be taken upon Grantor obtaining rights in Collateral after the date hereof) and, upon the filing of UCC-1 financing statements for Grantor, in the form delivered by Grantor to Secured Party on or prior to the date of this Agreement and in the filing offices listed on Schedule 1, Section (g), and delivery to and continuing possession by Secured Party of all certificates evidencing the Pledged Equity Interests (together with undated stock powers executed in blank), if any, all filings and other actions necessary to perfect and protect such security interest and such priority have been duly taken (or will be taken upon Grantor obtaining rights in Collateral after the date hereof); subject, however, with respect to Proceeds, to the provisions of Section 9.315 of the UCC.
     (b) The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all necessary organizational action, and do not and will not (i) contravene the terms of any of Grantor’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which Grantor is a party or affecting Grantor or the properties of Grantor or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Grantor or its property is subject; or (C) violate any Law.
     (c) This Agreement has been, and each other Loan Document to which Grantor is a party, when delivered hereunder, will have been, duly executed and delivered by Grantor. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject as to enforcement of remedies to any Grantor Relief Laws and to general equitable principles.
     (d) Grantor has good and indefeasible title to, or a valid leasehold interest in, all of the Collateral free and clear of any Lien, except for Permitted Liens. Grantor has not granted a security interest or other Lien in or made an assignment of any of the Collateral (except for Permitted Liens). Grantor has neither entered into nor is it or of its property subject to any agreement limiting the ability of Grantor to grant a Lien in any of the Collateral, or the ability of Grantor to agree to grant or not grant a Lien in any of the Collateral. None of the Collateral is consigned Goods, subject to any agreement of repurchase, or subject to any dispute, defense, or counterclaim. No effective financing statement or other similar effective document used to perfect and preserve a security interest or other Lien under the Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) pursuant to this Agreement or other Loan Document, or (ii) relating to Permitted Liens. Grantor has not sold any interest in any of its Accounts, Chattel Paper, promissory notes, or Payment Intangibles, or consigned any of its Goods. No control agreement in favor of anyone other than Secured Party exists with respect to any Collateral.
     (e) All of the Pledged Equity Interests have been duly and validly issued, and the Pledged Stock, if any, is fully paid and nonassessable. None of the Pledged Equity Interests were issued in violation of the preemptive rights of any Person or any agreement to which Grantor or the issuer thereof is a party or the Pledged Equity Interest is subject. All capital contributions required to be made by the terms of each partnership agreement for each partnership any interest in which is a Pledged Partnership Interest have been made. All of the Pledged Equity Interests consisting of certificated securities, if any, have been delivered to Secured Party. Other than Pledged Partnership Interests and Pledged LLC Interests constituting General Intangibles, there are no Pledged Equity Interests other than that represented by certificated securities in the possession of Secured Party. The Pledged Equity Interests include (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary of Grantor, and (ii) 65% of the issued and outstanding capital stock and other Equity Interests of each first-tier Foreign Subsidiary, if any, of Grantor. There are no restrictions in any Organization Document governing any Pledged Equity Interest or any other document related thereto which would limit or restrict (i) the grant of a Lien in the Pledged Equity Interests, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity Interests as contemplated by this Agreement or (iv) the admission of any transferee of the Collateral as a shareholder, member, partner or equity holder of the issuer of such Collateral. The Organization Documents of each issuer which is a partnership or limited liability company do not provide that any interest in such issuer is a security governed by Chapter 8 of the UCC and no equity interest of such issuer is evidenced by a certificate or other instrument. Grantor has delivered to Secured Party complete and correct copies of all Organization Documents for each issuer of Collateral. Upon the exercise of remedies in respect of Pledged Partnership Interests and Pledged LLC Interests, a transferee or assignee of a partnership interest or membership interest, as the case may be, of such partnership or limited liability company, as the case may be, shall become a partner or member, as the case may be, of such partnership or limited liability company, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of Grantor, Grantor ceases to be a partner or member, as the case may be.
     (f) Schedule 1 states the exact name of Grantor, as such name appears in its currently effective Organization Documents as filed with the appropriate authority of the jurisdiction of Grantor’s organization. Schedule 1, Section (a) states the jurisdiction of organization of Grantor. Grantor is not organized in more than one jurisdiction. Schedule 1, Section (b) sets forth the current type of entity of Grantor. Schedule 1, Section (c) states each other entity type, jurisdiction of organization and name Grantor has had in the past five years, together with the date of the relevant change. Except as set forth in Schedule 1, Section (c), Grantor has not changed its identity or type of entity, jurisdiction of organization or name in any way within the past five years. Changes in identity or type of entity include mergers, consolidations, acquisitions (including both equity and asset acquisitions), and any change in the form, nature, or jurisdiction of organization. Schedules 1 and 2 contain the information required by this Section as to each acquiree or constituent party to a merger, consolidation, or acquisition. Schedule 1, Section (d) states all other names (including trade, assumed, and similar names) used by Grantor or any of its divisions or other business units at any time during the past five years. Schedule 1, Section (e) states the Federal Taxpayer Identification Number of Grantor. Schedule 1, Section (f) states the corporate or other organizational number of Grantor issued by Grantor’s jurisdiction of organization (or “N/A” if such jurisdiction does not issue an organizational number for Grantor’s entity type).
     (g) The chief executive office of Grantor is located at the address stated on Schedule 2, Section (a). The chief executive officer of Grantor has not been located at any other address. Schedule 2, Section (b) states all locations where Grantor maintains originals or copies of all books or records relating to all Accounts (with each location at which Chattel Paper, if any, is kept being indicated by an “*”). All Tangible Chattel Paper, promissory notes, and other Instruments evidencing the Accounts have been delivered and pledged to Secured Party duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. Schedule 2, Section (c) states all locations where Grantor maintains any tangible personal property (including Equipment and Inventory). Schedule 2, Section (d) states all real property owned or leased by Grantor. Schedule 2, Section (e) states all the places of business of Grantor or other locations of Collateral not identified in Schedule 2, Sections 2(a), (b), (c), or (d). Schedule 2, Section (f) states the names and addresses of all Persons other than Grantor who have possession of any of the Collateral or other property of Grantor.
     (h) All Accounts have been originated by Grantor and all Inventory has been acquired by Grantor in the ordinary course of business.
     (i) Grantor has exclusive possession and control of the Equipment and Inventory pledged by it hereunder.
     (j) Schedule 3 is a complete and correct list of all stock, partnership interests, limited liability company membership interests, or other Equity Interests in which Grantor has a direct ownership interest. Except as described on Schedule 3, Grantor does not have any equity investment that represents 50% or less of the equity of the entity in which such investment was made.
     (k) Schedule 4 is a complete and correct list of all promissory notes and other instruments evidencing indebtedness held by Grantor, including all intercompany notes and other instruments between Grantor and each Subsidiary, and each Subsidiary and each other Subsidiary.
     (l) Schedule 5(a) is a complete and correct list of each Trademark registration in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner and the nature of Grantor’s interest if not owned by Grantor, the registered Trademark, the Trademark serial and/or registration number, the date of Trademark registration, and the country or state registering the Trademark.
     (m) Schedule 5(b) is a complete and correct list of each Trademark application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner and the nature of Grantor’s interest if Grantor is not the Person applying to be the registered owner, the applied for Trademark, the Trademark application serial and/or registration number, the date of Trademark application, and the country or state with which the Trademark application was filed.
     (n) Schedule 5(c) is a complete and correct list of each Patent in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner and the nature of Grantor’s interest if not owned by Grantor, the Patent number, the date of Patent issuance, and the country issuing the Patent.
     (o) Schedule 5(d) is a complete and correct list of each Patent application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner and the nature of Grantor’s interest if Grantor is not the Person applying to be the registered owner, the Patent application number, the date of Patent application filing, and the country with which the Patent application was filed.
     (p) Schedule 5(e) is a complete and correct list of each Copyright registration in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the registered owner and the nature of Grantor’s interest if Grantor is not the owner, the title of the work which is the subject of the registered Copyright, the date of Copyright issuance, the registration number (if applicable) and the country issuing the Copyright.

     (q) Schedule 5(f) is a complete and correct list of each Copyright application in which Grantor has any interest (whether as owner, licensee, or otherwise), including the name of the Person applying to be the registered owner and the nature of Grantor’s interest if Grantor is not the Person applying to be the registered owner, the title of the work which is the subject of the applied for Copyright, the date of Copyright application, the registration number (if applicable) and the country with which the Copyright application was filed.
     (r) Schedule 6 is a complete and correct list of all Deposit Accounts maintained by or in which Grantor has any interest and correctly describes the bank in which such account is maintained (including the specific branch), the street address (including the specific branch) and ABA number of such bank, the account number, and account type.
     (s) Schedule 7 is a complete and correct list of all Securities Accounts in which Grantor has any interest, including the complete name and identification number of the account, the jurisdiction the Law of which governs such account, and the name and street address of the Securities Intermediary maintaining the account.
     (t) Schedule 8 is a complete and correct list of all Commodity Accounts in which Grantor has any interest, including the complete name and identification number of the account, the jurisdiction the Law of which governs such account, and the name and street address of the Commodity Intermediary maintaining the account.
     (u) Schedule 9 is a complete and correct list of all letters of credit in which Grantor has any interest (other than solely as an applicant) and correctly describes the bank which issued the letter of credit, and the letter of credit’s number, issue date, expiry, and face amount.
     (v) Except as set forth on Schedule 10, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing (other than filings required by the UCC) with, any Governmental Authority is required (i) for the pledge by Grantor of the Collateral pledged by it hereunder, for the grant by Grantor of the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by Grantor, (ii) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest) or (iii) for the enforcement of remedies by Secured Party or any other Secured Creditor.
     (w) Schedule 11 is a complete and correct list of all insurance policies owned by Grantor, or for which Grantor is a named insured, additional insured, loss payee, or beneficiary.
     (x) Schedule 12 is a complete and correct list of all Commercial Tort Claims in which Grantor has any interest, including the complete case name or style, the case number, and the court or other Governmental Authority in which the case is pending.
     (y) All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Secured Party and each Secured Creditor, regardless of any investigation made by Secured Party or any Secured Creditor or on their behalf and notwithstanding that Secured Party or any Secured Creditor may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Secured Obligation shall remain unpaid or unsatisfied.
ARTICLE IV
COVENANTS
     4.1. Further Assurances.
     (a) Grantor will, from time to time and at Grantor’s expense, promptly execute and deliver all further instruments and documents (including the delivery of certificated securities, if any, and supplements to all schedules), authenticate and execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as Secured Party may reasonably request, in order to perfect and preserve the pledge, assignment, and security interest granted or purported to be granted hereby, and take all further action that Secured Party may reasonably request, in order to perfect and protect any pledge, assignment, or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Secured Party to exercise and enforce Secured Party’s and other Secured Creditors’ rights and remedies hereunder with respect to any Collateral.
     (b) In addition to such other information as shall be specifically provided for herein, Grantor shall furnish to Secured Party such other information with respect to Grantor and the Collateral as Secured Party may reasonably request.
     (c) Grantor authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the authentication of Grantor where permitted by Law and that (i) indicate the Collateral (A) as all assets of Grantor (or words of similar effect), regardless of whether any particular asset included in the Collateral is within the scope of UCC Article 9 of the state or such jurisdiction or whether such assets are included in the Collateral, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by UCC Article 9 of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement, continuation or amendment, including (A) whether Grantor is an organization, the type of organization, and any organization identification number issued to Grantor and, (B) in the case of a financing statement filed as a fixture filing or indicating Collateral to be as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Grantor agrees to furnish any such information to Secured Party promptly upon request. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law. Grantor ratifies its execution and delivery of, and the filing of, any financing statement or amendment thereto describing any of the Collateral which was filed prior to the date of this Agreement.
     (d) Grantor will not, and will not permit any Person to, revise, modify, amend or restate the Organization Documents of any Person the Equity Interests in which is Pledged Equity Interests in a manner that adversely affects the security interest of the Secured Party therein except as permitted by the Loan Documents, or terminate, cancel, or dissolve any such Person except as permitted by the Loan Documents.

     (e) Grantor shall cooperate to determine what may or shall be required to satisfy the Laws or regulations throughout the world with respect to the recordation and validation of the license of and Lien in Intellectual Property as Secured Party may reasonably require, or otherwise to render this Agreement and the Intellectual Property effective, and shall execute all documents which may be necessary or desirable to implement this subsection, including registered user statements or other documents suitable for filing with the appropriate Governmental Authorities.
     4.2. Place of Perfection; Records; Collection of Accounts, Chattel Paper and Instruments.
     (a) Grantor shall not change the jurisdiction of its organization from the jurisdiction specified in Schedule 1, Section (a), its type of entity from the type of entity specified in Schedule 1, Section (b), its name from the name specified in Schedule 1, or its organizational identification number from the organizational number specified in Scheduled 1, Section (f), unless Grantor has delivered to Secured Party 10 days prior written notice and taken such actions as Secured Party may reasonably require with respect to such change. Grantor shall keep its chief executive office at the address specified in Schedule 2, Section (a), and the office where it keeps its records concerning the Accounts, and the originals of all Chattel Paper and Instruments, at the address specified in Schedule 2, Section (b), unless Grantor has delivered to Secured Party 30 days prior written notice and taken such actions as Secured Party may reasonably require with respect to such change. Grantor will hold and preserve such records and Chattel Paper and Instruments in a commercially reasonable manner and will permit representatives of Secured Party at any time (or, if no Default exists, upon two Business Days prior notice) during normal business hours to inspect and make abstracts from and copies of such records and Chattel Paper and Instruments. Grantor shall bear all costs associated with (a) each inspection that occurs during the existence of a Default or Event of Default, and (b) one inspection in each calendar year if no Default or Event of Default exists during such inspection, such costs being part of the Secured Obligation and payable in accordance with Section 5.6.
     (b) Except as otherwise provided in this Section 4.2(b), Grantor shall continue to collect, in accordance with commercially reasonable procedures and at its own expense, all amounts due or to become due Grantor under the Accounts, Chattel Paper, and Instruments. In connection with such collections, Grantor may take (and, at Secured Party’s direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of the Accounts, Chattel Paper, and Instruments; provided, however, that Secured Party shall have the right, if an Event of Default exists, without notice to Grantor, to notify the Account Grantors or obligors under any Accounts, Chattel Paper, and Instruments of the assignment of such Accounts, Chattel Paper, and Instruments to Secured Party and to direct such Account Grantors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party and, at the expense of Grantor, to enforce collection of any such Accounts, Chattel Paper, and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done or as Secured Party reasonably deems appropriate. Secured Party shall endeavor to provide notice to Grantor of any action by Secured Party described in the preceding sentence; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor. If any Event of Default exists, all amounts and proceeds (including Instruments) received by Grantor in respect of the Accounts, Chattel Paper, and Instruments shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds and property of Grantor and shall be forthwith paid or delivered over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral, thereafter to be applied as provided in the Credit Agreement. Grantor shall not adjust, settle, or compromise the amount or payment of any Account, Chattel Paper, or Instrument, release wholly or partly any Account Grantor or obligor thereof, or allow any credit or discount thereon, except in the ordinary course of business.
     4.3. Chattel Paper and Instruments. (a) Grantor will: (i) mark conspicuously each item of Tangible Chattel Paper in the original amount of $10,000 or greater and all Tangible Chattel Paper if the aggregate original amount of all Tangible Chattel Paper is $50,000 or greater and each of its Records pertaining to the Collateral with the following legend:
THIS *[INSTRUMENT]*[OTHER RECORD]* IS SUBJECT TO THE SECURITY INTEREST AND LIEN PURSUANT TO THE SECURITY AGREEMENT DATED ______ ___, 20___ (AS THE SAME MAY BE AMENDED OR RESTATED) MADE BY *[DEBTOR]*, IN FAVOR OF CITIBANK, N.A., AS SECURED PARTY.
or such other legend, in form and substance reasonably satisfactory to and as specified by Secured Party, indicating that such Tangible Chattel Paper or Collateral is subject to the pledge, assignment, and security interest granted hereby; and (ii) if any Collateral shall be or be evidenced by a promissory note or other Instrument or be Tangible Chattel Paper, and is, in each case, in the original amount of $10,000 or greater or the aggregate original amount of all promissory notes, other Instruments and Tangible Chattel Paper is $50,000 or greater, pledge to Secured Party hereunder and deliver to Secured Party such note, Instrument, or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party.
     (b) Grantor shall not have any rights in any Electronic Chattel Paper unless Grantor has taken all actions reasonably necessary to establish in Secured Party control (as that term is defined in the UCC) of such Electronic Chattel Paper and Secured Party (and no other Person) has control of each item of Electronic Chattel Paper in the original amount of $10,000 or greater and all Electronic Chattel Paper if the aggregate original amount of all Electronic Chattel Paper is $50,000 or greater.
     4.4. Deposit Accounts, Securities Accounts, Commodity Accounts and Letter-of-Credit Rights. Grantor shall not establish or maintain any (a) Deposit Account or similar bank account not listed on Schedule 6, (b) Securities Account not listed on Schedule 7 or (c) any Commodity Account not listed on Schedule 8, unless prior to the establishment of such new Deposit Account, Securities Account, or Commodity Account Grantor delivers to Secured Party an updated Schedule as required by the first sentence of Section 4.17 and executes and delivers to Secured Party assignments of, and control agreements with respect to, such new Deposit Account, Securities Account, or Commodity Account in such form as Secured Party may reasonably request, and cause the bank, Securities Intermediary or Commodity Intermediary, as appropriate, in which such account is or will be maintained, to deliver to Secured Party acknowledgments of the assignment of, and control agreements with respect to, such account, in form and substance satisfactory to Secured Party, and take all actions necessary to establish in Secured Party control (as that term is defined in the UCC) with respect to such Deposit Account,

Securities Account, and Commodity Account. Contemporaneously with the acquisition by Grantor of any rights in a Letter of Credit (other than rights as an account party), Grantor shall deliver to Secured Party an updated Schedule 9 as required by the first sentence of Section 4.17 and shall execute and deliver to Secured Party assignments of, and control agreements with respect to, such Letter of Credit and Letter-of-Credit Right in such form as Secured Party may reasonably request, and cause the bank or other Person that is the issuer of such Letter of Credit to deliver to Secured Party acknowledgments of the assignment of, and control agreements with respect to, such Letter of Credit and Letter-of-Credit Right in form and substance satisfactory to Secured Party, and take all actions necessary to establish in Secured Party control (as that term is defined in the UCC) with respect to such Letter of Credit and Letter-of-Credit Right. Grantor shall not obtain or maintain any interest in any Securities Entitlement other than Securities Entitlements held in and subject to a Securities Account described in Schedule 7 with respect to which Grantor has complied with this Section 4.4. Grantor shall not obtain or maintain any interest in any Commodity Contract other than Commodity Contracts held in and subject to a Commodity Account described in Schedule 8 with respect to which Grantor has complied with this Section 4.4.
     4.5. Transferable Record. Grantor shall, upon acquisition by Grantor of any transferable record, as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, promptly notify Secured Party thereof and take such action as Secured Party may reasonably request to vest in Secured Party control (as that term is defined in the UCC) of such transferable record or control under the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.
     4.6. Vehicles. Upon the written request of Secured Party, Grantor shall cause the Lien in favor of Secured Party to be noted on all certificates of title included in or issued with respect to Collateral.
     4.7. Rolling Stock, Aircraft. Grantor has no interest in any rolling stock or other railroad equipment or aircraft or aircraft parts (including engines and avionics).
     4.8. Real Property and Leases. With respect to any real or personal property (including leased real and personal property) in which Grantor has an interest, if required by Secured Party, Grantor shall use commercially reasonable efforts to cause each lessor and mortgagee and other lienholder of any such property to execute and deliver subordination and non-disturbance agreements in form and substance satisfactory to Secured Party.
     4.9. Patents, Trademarks, and Copyrights.
     (a) Grantor shall ensure that an acknowledgment (approved in form and substance by Secured Party) containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded by the United States Patent and Trademark Office within one month after the execution of this Agreement with respect to United States Patents and Trademarks and by the United States Copyright Office within one month after the execution of this Agreement with respect to United States registered Copyrights pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205, and otherwise as may be required pursuant to the Laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid, and perfected security interest in favor of Secured Party in respect of all Collateral consisting of Patents, Trademarks, and Copyrights in which a security interest may be perfected by filing, recording, or registration in the United States and its territories and possessions, or in such other jurisdictions as may be required by Secured Party, and no further or subsequent filing, refiling, recording, rerecording, registration, or reregistration is necessary (other than such actions as are necessary to perfect the security interest with respect to any Collateral consisting of Patents, Trademarks, and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).
     (b) Except as permitted pursuant to the Loan Documents and where an act or failure to act could not reasonably be expected to result in a Material Adverse Effect, Grantor (either itself or through licensees or sublicensees) will not do any act, or omit to do any act, whereby any Patent may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under Applicable Laws.
     (c) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, Grantor (either itself or through licensees or sublicensees) will, for each Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, except as permitted pursuant to the Loan Documents; (ii) maintain the quality of products and services offered under such Trademark, except products and services offered under Trademarks Disposed of as permitted pursuant to the Loan Documents, (iii) display such Trademark with notice of United States federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under Applicable Law, except as to Trademarks Disposed of as permitted pursuant to the Loan Documents, and (iv) not use or permit the use of such Trademark in violation of any third party rights.
     (d) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, Grantor (either itself or through licensees or sublicensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt, and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under Applicable Laws.
     (e) Grantor shall notify Secured Party immediately if it knows or has reason to know that any Intellectual Property may become abandoned, lost, or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any jurisdiction) regarding Grantor’s ownership of any Intellectual Property, its right to register the same, or its rights with respect to a License, or to keep and maintain the same, except to the extent that the abandonment, loss, or dedication to the public, or any adverse determination or development regarding Grantor’s ownership of any Intellectual Property its right to register the same, or to keep and maintain the same, is permitted pursuant to the Loan Documents and could not reasonably be expected to have a Material Adverse Effect.
     (f) In no event shall Grantor, either itself or through any agent, employee, licensee, or designee, file an application for any Patent, Trademark, or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any jurisdiction, unless it informs Secured Party within 5 Business Days of such filing, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party’s and Secured Creditors’ security interest in such Patent, Trademark, or Copyright, and Grantor hereby appoints Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes.
     (g) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any other jurisdiction as may be reasonably required by Secured Party, to maintain and pursue each application relating to the Patents, Trademarks, and/or Copyrights (and to obtain the relevant grant or registration), and to maintain each issued Patent and each registration of the Trademarks and Copyrights, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference, and cancellation proceedings against third parties.
     (h) If Grantor has reason to believe that any Collateral consisting of a Patent, Trademark, or Copyright has been or is about to be infringed, misappropriated, or diluted by a third party, Grantor promptly shall notify Secured Party and shall, if consistent with good business judgment, unless Grantor shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.
     (i) If an Event of Default exists, upon the request of Secured Party, Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License, or Trademark License to effect the assignment of all of Grantor’s right, title, and interest thereunder to Secured Party or its designee.
     (j) In no event shall Grantor acquire or purchase any Patent, Trademark, or Copyright unless it informs Secured Party within 30 Business Days of such purchase or acquisition, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as Secured Party may request to evidence Secured Party’s and Secured Creditors’ security interest in such purchased or acquired Patent, Trademark, or Copyright. Grantor hereby appoints Secured Party as its attorney-in-fact to execute and file any application for any Patent, Trademark, or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any other jurisdiction as may be required by Secured Party, in connection with such purchase or acquisition of any Patent, Trademark, or Copyright.
     (k) The parties acknowledge and agree that the Intellectual Property is the sole and exclusive property of Grantor, subject to the terms and conditions stated in this Agreement. Other than in connection with any security interest in the Intellectual Property that Grantor has granted to Secured Party, or any rights and remedies of Secured Party and Secured Creditors under Laws, Secured Party shall not challenge Grantor’s ownership of the Intellectual Property. Grantor expressly retains all rights, at such times when no Event of Default exists, to license third parties to use the Intellectual Property for any purpose whatsoever not in violation of the Loan Documents and which are not exclusive as to prevent Secured Party from using any of the Intellectual Property.
     (l) The license granted to Secured Party hereunder shall include the right of Secured Party to grant sublicenses to others to use the Intellectual Property if an Event of Default exists, and to enable such sublicensees to exercise any rights and remedies of Secured Party with respect to the Collateral, as Secured Party reasonably deems necessary or appropriate in the exercise of the rights and remedies of Secured Party. In any country where sublicenses are incapable of registration or where registration of a sublicense will not satisfactorily protect the rights of Grantor and Secured Party, Secured Party shall also have the right to designate other parties as direct licensees of Grantor to use the Intellectual Property if an Event of Default exists and to enable such direct licensees to exercise any rights and remedies of Secured Party as such licensees reasonably deem necessary or appropriate and Grantor agrees to enter into direct written licenses with the parties as designated on the same terms as would be applicable to a sublicense, and any such direct license may, depending on the relevant local requirements, be either (a) in lieu of a sublicense or (b) supplemental to a sublicense. In either case, the parties hereto shall cooperate to determine what shall be necessary or appropriate in the circumstances. For each sublicense to a sublicensee and direct license to a licensee, Grantor appoints Secured Party its agent for the purpose of exercising quality control over the sublicensee. Grantor shall execute this Agreement and each other agreement necessary to effect the purposes of this Agreement in any form, content and language suitable for recordation, notice and/or registration in all available and appropriate agencies of foreign countries as Secured Party may reasonably require.
     (m) In connection with the assignment or other transfer (in whole or in part) of its obligations to any other Person, Secured Party may assign the license granted herein without Grantor’s consent (other than any consent required by the Credit Agreement) and upon such assignment or transfer such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to Secured Party under this Agreement (to the extent of such assignment or transfer).
     (n) The parties hereto shall take reasonable action to preserve the confidentiality of the Intellectual Property; provided, that Secured Party shall not have any liability to any Person for any disclosure of the Intellectual Property in connection with Secured Party’s enforcement of its rights under this Agreement or Laws.
     (o) With respect to each franchisee of Grantor who has been granted a license or other right to use any Intellectual Property of Grantor, Grantor shall use commercially reasonable efforts to cause to be maintained, at all times that such franchisee has any right to use such Intellectual Property, an effective license agreement between Grantor and such franchisee.
     4.10. Rights to Dividends and Distributions. With respect to any certificates, bonds, or other Instruments or Securities constituting a part of the Collateral, Secured Party shall have authority if an Event of Default exists either to have the same registered in Secured Party’s name or in the name of a nominee, and, with or without such registration, to demand of the issuer thereof, and to receive and receipt for, any and all dividends and distributions (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. Secured Party shall endeavor to provide Grantor with notice of any such action by Secured Party pursuant to the preceding sentence; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor. If Grantor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a dividend or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Grantor agrees to accept the same as Secured Party’s agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same immediately to Secured Party in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as Collateral. Unless an Event of Default exists or will result therefrom and subject to the Credit Agreement, Grantor shall be entitled to receive all cash dividends distributions not representing a return of capital or liquidating dividend paid or distributed with respect to the Pledged Equity Interest, other than dividends or distributions or interests payable in Equity Interests of the issuer of such Pledged Equity Interest which, if evidenced by certificated securities, shall be delivered to Secured Party as set forth in the immediately preceding sentence, whether or not an Event of Default exists). Secured Party shall be entitled to all dividends and distributions, and to any sums paid upon or in respect of any Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof which shall be paid to Secured Party to be held by it as additional collateral security for and application to the Secured Obligations as provided in the Credit Agreement and other Loan Documents. All dividends, distributions and Proceeds paid or distributed in respect of the Collateral which are received by Grantor in violation of this Agreement shall, until paid or delivered to Secured Party, be held by Grantor in trust as additional Collateral for the Secured Obligations.
     4.11. Right of Secured Party to Notify Issuers. If an Event of Default exists and at such other times as Secured Party is entitled to receive dividends, distributions and other property in respect of or consisting of any Collateral which is or represents a Security or Equity Interest, Secured Party may notify issuers of such Security or Equity Interest to make payments of all dividends and distributions directly to Secured Party and Secured Party may take control of all Proceeds of any Securities and Equity Interests. Until Secured Party elects to exercise such rights, if an Event of Default exists, Grantor, as agent of Secured Party, shall collect, segregate and hold in trust all dividends and other amounts paid or distributed with respect to Securities and Equity Interests.
     4.12. Insurance. Grantor shall, at its own expense, maintain insurance in accordance with the terms set forth in the Credit Agreement. All such policies of insurance shall be written for the benefit of Secured Party for itself and Secured Creditors and Grantor, as their interests may appear, and shall provide for at least thirty Business Days’ prior written notice of cancellation to Secured Party. Upon reasonable request by Secured Party, Grantor shall promptly furnish to Secured Party evidence of such insurance in form and content reasonably satisfactory to Secured Party. If Grantor fails to perform or observe any applicable covenants as to insurance, Secured Party may at its option obtain insurance on only Secured Party’s and Secured Creditors’ interest in the Collateral, any premium thereby paid by Secured Party to become part of the Secured Obligations, bear interest prior to the existence of an Event of Default, at the then applicable Base Rate, and during the existence of an Event of Default, at the Default Rate. If Secured Party maintains such substitute insurance, the premium for such insurance shall be due on demand and payable by Grantor to Secured Party. Grantor grants and appoints Secured Party its attorney-in-fact to endorse any check or draft that may be payable to Grantor in order to collect any payments in respect of insurance, including any refunds of unearned premiums in connection with any cancellation, adjustment, or termination of any policy of insurance. Secured Party shall endeavor to provide Grantor with a copy of each such item endorsed by Secured Party; provided, any failure to provide any such copy shall not impair any right or action of Secured Party or any Secured Creditor. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Secured Obligations in accordance with the Credit Agreement.
     4.13. Transfers and Other Liens. Except as permitted by the Credit Agreement, Grantor shall not (a) sell, assign (by operation of Law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement and the other Loan Documents, or (b) create or permit to exist any Lien, option, or other charge or encumbrance upon or with respect to any of (i) the Pledged Equity Interests, or (ii) the Collateral (other than the Pledged Equity Interests), except for Permitted Liens.
     4.14. Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (provided, Secured Party shall not have any duty to take any such action or execute any instrument):
     (a) to obtain and adjust insurance required to be paid to Secured Party pursuant to Section 4.12;
     (b) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;
     (c) to receive, indorse, and collect any drafts or other Instruments, Documents, and Chattel Paper, in connection therewith; and
     (d) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Secured Party with respect to any of the Collateral.
     DEBTOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY DEBTOR’S PROXY (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS) TO VOTE ANY SECURITIES INCLUDED IN COLLATERAL (INCLUDING ANY PLEDGED EQUITY INTEREST) AND APPOINTS SECURED PARTY DEBTOR’S ATTORNEY-IN-FACT (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS) TO PERFORM ALL

OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED PARTY’S AND EACH OTHER SECURED CREDITOR’S RIGHTS HEREUNDER. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO THE RELEASE DATE.
     Secured Party shall endeavor to provide Grantor with notice of any action by Secured Party pursuant to this Section 4.14; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor.
     4.15. Dilution of Ownership. As to any Pledged Equity Interests, Grantor will not consent to or approve of the issuance of (a) any additional shares or units of any class of Equity Interests of such issuer (unless promptly upon issuance additional Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interest as Secured Party had before such issuance), (b) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities or other Equity Interests, or (c) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities or other Equity Interests.
     4.16. Waiver. To the extent not prohibited by Applicable Law, Grantor agrees that any provision of any Organization Document of any issuer of any Collateral, any Applicable Law, any certificate or instrument evidencing Collateral or any other governance document that in any manner restricts, prohibits or provides conditions to (a) the grant of a Lien on any interest in such issuer or any other Collateral, (b) any transfer of any interest in such issuer or any other Collateral, (c) any change in management or control of such issuer or any other Collateral, (d) the admission of any transferee of any Collateral as a shareholder, member, partner or other equity holder of the issuer of such Collateral, or (e) any other exercise by Secured Party or any other Secured Creditor of any rights pursuant to this Agreement, any other Loan Document or Law shall not apply to (i) the grant of any Lien hereunder, (ii) the execution, delivery and performance of this Agreement by Grantor, or (iii) the foreclosure or other realization upon any interest in any Collateral. Furthermore, Grantor will not permit any amendment to or restatement of any Organization Document or any other governance document or enter into or permit to exist any agreement that in any manner adversely affects Secured Party’s ability to foreclose on any Collateral or which conflicts with the provisions of this Section 4.16 without the prior written consent of Secured Party.
     4.17. Restrictions on Securities. No issuer of any Pledged Equity Interests which is either a partnership or limited liability company shall amend or restate its Organization Documents to provide that any Equity Interest of such issuer is a security governed by Chapter 8 of the UCC or permit any Equity Interest of such issuer to be evidenced by a certificate or other instrument. No certificate or other instrument evidencing or constituting any Pledged Equity Interest shall contain any restriction on transfer or other legend not acceptable to Secured Party. With respect to each certificate that contains any such legend that is not acceptable to Secured

Party, Grantor shall cause the issuer of each such certificate to be reissued in a form acceptable to Secured Party.
     4.18. Changes to Representations, Schedules. Not later than 30 days after the last day of each fiscal quarter of Borrower during which any information disclosed on any Schedule to this Agreement changed and at such other times as required by this Agreement, Grantor shall deliver to Secured Party any updated Schedule (provided, the delivery of any updated Schedule shall not be deemed a waiver of any obligation of Grantor under any Loan Document and such updated Schedule shall not be effective until it is accepted by Secured Party). Grantor shall promptly notify Secured Party of any change in any representation herein and any information on any Schedule hereto if such change could reasonably be expected to have a Material Adverse Effect.
ARTICLE V
RIGHTS AND POWERS OF SECURED PARTY.
     5.1. Secured Party May Perform. If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by each Grantor under Section 5.6. Secured Party shall endeavor to provide Grantor with notice of any action by Secured Party pursuant to the preceding sentence; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor.
     5.2. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s and Secured Creditors’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by Secured Party and Secured Creditors hereunder, neither Secured Party nor any other Secured Creditor shall have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party or any other Secured Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as provided in this Section 5.2, neither Secured Party nor any other Secured Creditor shall have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party or any other Secured Creditor, and neither Secured Party nor any other Secured Creditor shall be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify Grantor of any decline in the value of any Collateral.
     5.3. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default (each, an “Event of Default”):
     (a) Any representation or warranty made by or on behalf of Grantor under or in connection with this Agreement shall be false as of the date on which made.

     (b) The breach by Grantor of any of the terms or provisions of Article IV or Article V.
     (c) The breach by Grantor (other than a breach which constitutes an Event of Default under Section 5.3(a) or (b)) of any of the terms or provisions of this Agreement which is not remedied within 10 days after first to occur of (i) the giving of written notice to Grantor by Secured Party, and (ii) Grantor having knowledge of the existence of such breach.
     (d) The existence of an Event of Default (as defined in the Credit Agreement).
     5.4. Remedies. If an Event of Default exists:
     (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it or any other Secured Creditor pursuant to any Applicable Law, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may require Grantor to, and Grantor will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by Law, ten days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) All cash proceeds received by Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as set forth in the Credit Agreement.
     (c) All payments received by Grantor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and shall be forthwith paid or delivered over to Secured Party in the same form as so received (with any necessary endorsement).
     (d) Because of the Securities Act of 1933, as amended (“Securities Act”), and other Laws, including without limitation state “blue sky” Laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of the Collateral and the enforcement of rights under this Agreement. For these reasons, Secured Party is authorized by Grantor, but not obligated, if any Event of Default exists, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or any other Law. Secured Party is also hereby authorized by Grantor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Secured Party may deem required or appropriate under the Securities Act or other securities Laws or other Laws or contractual restrictions or agreements in the event of a sale or disposition of any Collateral. Grantor understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and/or sold in the open market. No sale so made in good faith by Secured Party shall be deemed to be not “commercially reasonable” because so made. Grantor agrees that if an Event of Default exists, and Secured Party sells the Collateral or any portion thereof at any private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Secured Party, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of actual fraud or gross negligence, such reliance shall be conclusive evidence that Secured Party and the other Secured Creditors handled such matter in a commercially reasonable manner under Applicable Law. To the extent required by applicable Law, Secured Party shall provide notice to Grantor of an action taken by Secured Party pursuant to this Section 5.4(d).
     (e) After notice to Grantor, Secured Party and such Persons as Secured Party may reasonably designate shall have the right, at Grantor’s own cost and expense, to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition, and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Grantors or the third person possessing such Collateral for the purpose of making such a verification. Secured Party shall have the absolute right to share any information it gains from such inspection or verification with any Secured Creditor.
     (f) For purposes of enabling Secured Party to exercise rights and remedies under this Agreement, Grantor grants (to the extent not otherwise prohibited by a license with respect thereto) to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Person; provided, that if the license granted to Secured Party is a sublicense, Grantor shall be solely responsible for, and indemnify Secured Party against, any royalty or other compensation payable to Grantor’s licensor or other Person) to use all of Grantor’s Software, and including in such license reasonable access to all media in which any of the licensed items may be recorded and all related manuals. The use of such license by Secured Party shall be exercised, at the option of Secured Party, if an Event of Default exists; provided, that any license, sub-license, or other transaction entered into by Secured Party in accordance herewith shall be binding upon Grantor notwithstanding any subsequent cure or waiver of an Event of Default. Secured Party shall endeavor to provide Grantor with notice of exercise of any rights with respect to such license; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor.
     (g) For the purpose of enabling Secured Party to exercise rights and remedies under this Agreement, Grantor grants (to the extent not otherwise prohibited by a license with respect thereto) to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor or any other Person; provided, that if the license granted to Secured Party is a sublicense, Grantor shall be solely responsible for, and indemnify Secured Party against, any royalty or other compensation payable to Grantor’s licensor or other Person) to use, license, or sub-license any of the Collateral consisting of Intellectual Property and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all Software used for the use, compilation, or printout thereof. In connection therewith, Grantor shall execute and deliver a license agreement to Secured Party to evidence the grant of such license. The use of such license by Secured Party shall be exercised, at the option of Secured Party, if an Event of Default exists; provided, that any license, sub-license, or other transaction entered into by Secured Party in accordance herewith shall be binding upon Grantor notwithstanding any subsequent cure or waiver of an Event of Default. Secured Party shall endeavor to provide Grantor with notice of exercise of any rights with respect to such license; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Secured Creditor.
     5.5. Appointment of Receiver or Trustee. In connection with the exercise of Secured Party’s rights under this Agreement or any other Loan Document, Secured Party may, if an Event of Default exists, obtain the appointment of a receiver or trustee to assume, upon receipt of any necessary judicial or other Governmental Authority consents or approvals, control of or ownership of any Collateral. Such receiver or trustee shall have all rights and powers provided to it by Law or by court order or provided to Secured Party under this Agreement or any other Loan Document. Upon the appointment of such trustee or receiver, Grantor shall cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution, and filing of an application to any Governmental Authority or for consent to the transfer of control or assignment of such Collateral to the receiver or trustee. To the extent required by applicable Law, Secured Party shall provide to Grantor notice of the request for or appointment of such receiver or trustee.
     5.6. Further Approvals Required.
     (a) In connection with the exercise by Secured Party of rights under this Agreement that affects the disposition of or use of any Collateral (including rights relating to the disposition of or operation under any Permit), it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral. Grantor shall execute, deliver, and file, and hereby appoints (to the extent not prohibited by Applicable Law) Secured Party as its attorney (exercisable if an Event of Default exists), to execute, deliver, and file on Grantor’s behalf and in Grantor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party’s reasonable opinion, to obtain such consents or approvals. Secured Party shall endeavor to provide Grantor with a copy of each such document executed, delivered or filed by Secured Party; provided, any failure to provide any such copy shall not impair any right or action of Secured Party or any Secured Creditor. Grantor shall use commercially reasonable efforts to obtain the foregoing consents, waivers, and approvals, including receipt of consents, waivers, and approvals under applicable agreements regardless of whether a Default or Event of Default exists.
     (b) Grantor acknowledges that there is no adequate remedy at Law for failure by it to comply with the provisions of this Section 5.5 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 5.5 may be specifically enforced.

     5.7. INDEMNITY AND EXPENSES.
     (a) DEBTOR WILL UPON DEMAND PAY TO SECURED PARTY AND EACH SECURED CREDITOR THE AMOUNT OF ANY AND ALL EXPENSES, INCLUDING THE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY OR SUCH SECURED CREDITOR MAY INCUR IN CONNECTION WITH (I) THE CUSTODY, PRESERVATION, USE OR OPERATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE COLLATERAL, (II) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SECURED PARTY OR ANY SECURED CREDITOR HEREUNDER, OR (III) THE FAILURE BY DEBTOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.
     (b) DEBTOR WILL UPON DEMAND PAY TO SECURED PARTY AND EACH SECURED CREDITOR THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY OR SUCH SECURED CREDITOR MAY INCUR IN CONNECTION WITH THE ADMINISTRATION OF THIS AGREEMENT.
     (c) DEBTOR SHALL INDEMNIFY SECURED PARTY AND SECURED CREDITORS, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY DEBTOR OR ANY OTHER LOAN PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR, IN THE CASE OF SECURED PARTY (AND ANY SUB-AGENT THEREOF) AND ITS RELATED PARTIES ONLY, THE ADMINISTRATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
ARTICLE VI
MISCELLANEOUS
     6.1. Waiver of Subrogation. Until the Release Date, Grantor shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or Liens of Secured Party, any other Secured Creditor or any Person acting for the benefit of Secured Party or any other Secured Creditor against any other Loan Party or any Collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against any other Loan Party on all or any part of the Secured Obligations or any other Loan Party, and Grantor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, and Collateral or other security given to Secured Party or any other Secured Creditor or any other Person acting for the benefit of Secured Party or any other Secured Creditor, to secure payment of the Secured Obligations. This Section 6.1 shall survive the termination of this Agreement, and any satisfaction and discharge of Grantor by virtue of any payment, court order, or Law.
     6.2. Cumulative Rights. All rights of Secured Party and each other Secured Creditor under the Loan Documents, Swap Contracts and Cash Management Documents are cumulative of each other and of every other right which Secured Party and each other Secured Creditor may otherwise have at Law or in equity or under any other agreement. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.
     6.3. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor, shall be effective unless in writing signed by the Secured Party and Grantor and acknowledged by the Administrative Agent and, if required, by Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     6.4. Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Release Date, (b) be binding upon Grantor, its successors and assigns permitted hereby, and (c) inure to the benefit of, and be enforceable by, Secured Party and its successors, transferees and assigns. Upon the occurrence of the Release Date, this Agreement and all obligations (other than those expressly stated to survive such termination) of Secured Party and Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the granting parties and Secured Party will, at Grantor’ expense, execute and deliver to Grantor such documents (including without limitation UCC termination statements) as Grantor shall reasonably request to evidence such termination and shall deliver to Grantor any Collateral held by Secured Party hereunder. Grantor agrees that to the extent that Secured Party or any other Secured Creditor receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Grantor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party or any other Secured Creditor, to the extent that Secured Party or any other Secured Creditor did not directly receive a corresponding cash payment, shall be added to and be additional Secured Obligations payable upon demand by Secured Party or any other Secured Creditor and secured hereby, and, if the Lien and security interest hereof shall have been released, such Lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest had ever occurred.

     6.5. GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT SECURED PARTY AND EACH SECURED CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     (b) DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY OR ANY SECURED CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST DEBTOR OR ITS PROPERTIES IN THE COURTS OF OR ANY JURISDICTION.
     (c) DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 6.5(b). DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     6.6. Waiver of Right to Trial by Jury. DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE

TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND DEBTOR, SECURED PARTY AND EACH SECURED CREDITOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     6.7. Secured Party’s Right to Use Agents. Secured Party may exercise its rights under this Agreement through an agent or other designee.
     6.8. No Interference, Compensation or Expense. Secured Party may exercise its rights under this Agreement (a) without resistance or interference by Grantor and (b) without payment of any rent, license fee, or compensation of any kind to Grantor.
     6.9. Waivers of Rights Inhibiting Enforcement. Grantor waives (a) any claim that, as to any part of the Collateral, a private sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT EACH GRANTOR WOULD OTHERWISE HAVE UNDER ANY LAW AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY’S OR SECURED CREDITORS’ RIGHTS HEREUNDER and (c) all rights of redemption, appraisement or valuation.
     6.10. Waiver. To the fullest extent permitted by Applicable Law, Grantor, which is a partner in any partnership in which any Pledged Partnership Interests are being pledged hereunder, a member in any limited liability company in which any Pledged LLC Interests are being pledged hereunder, an equity holder in any corporation in which any Pledged Stock is being pledged hereunder, or a trustee, settlor or beneficiary of any trust in which any Pledged Trust Interests are being pledged hereunder, hereby agrees that any provision of any Organization Document, any Applicable Law or any other governance document that in any manner restricts, prohibits or provides conditions to (a) the grant of a Lien on any interest in such partnership, limited liability company, corporation or trust, (b) any transfer of any interest in such partnership, limited liability company, corporation or trust, (c) any change in management or control of such partnership, limited liability company, corporation or trust, or (d) any other exercise by Secured Party or any other Secured Creditor of any rights pursuant to this Agreement, any other Loan Document or Law shall not apply to (i) the grant of any Lien hereunder, (ii) the execution, delivery and performance of this Agreement by Grantor, or (iii) the foreclosure or other realization upon any interest in any Pledged Equity Interest. Furthermore, Grantor agrees that it will not permit any amendment to or restatement of any Organization Document or any other governance document in any manner to adversely affect Secured Party’s ability to foreclose on any Pledged Equity Interest or which conflicts with the provisions of this Section 6.10 without the prior written consent of Secured Party.
     6.11. Obligations Not Affected. To the fullest extent not prohibited by Applicable Law, the obligations of Grantor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:
     (a) any amendment, addition, or supplement to, or restatement of any Loan Document, Swap Contract, Cash Management Document or any instrument delivered in connection therewith or any assignment or transfer thereof;
     (b) any exercise, non-exercise, or waiver by Secured Party or any other Secured Creditor of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty, any collateral, or the Collateral or any part thereof provided pursuant to, this Agreement, any Loan Document, any Swap Contract or any Cash Management Document;
     (c) any waiver, consent, extension, indulgence, or other action or inaction in respect of this Agreement, any other Loan Document, any Swap Contract or any Cash Management Document or any assignment or transfer of any thereof;
     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like of any Loan Party or any other Person, whether or not Grantor shall have notice or knowledge of any of the foregoing; or
     (e) any other event which may give Grantor or any other Loan Party a defense to, or a discharge of, any of its obligations under any Loan Document, any Swap Contract or any Cash Management Document.
     6.12. Notices and Deliveries. All notices and other communications provided for herein shall be effectuated in the manner provided for in Section 10.02 of the Credit Agreement; provided, that notices to Grantor shall be addressed to Grantor’s address in Schedule 2, Section(a), to the attention of President.
     6.13. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     6.14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, as to Grantor, all Persons who may become bound as a debtor or a new debtor to this Agreement); provided, Grantor may not assign any of its rights or obligations under this Agreement.

     6.15. Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
     6.16. [Maximum Liability. Anything in this Agreement to the contrary notwithstanding, the obligations of Grantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Grantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Grantor in respect of intercompany indebtedness to other Loan Parties or Affiliates of other Loan Parties to the extent that such indebtedness would be discharged in an amount equal to the amount paid or property conveyed by Grantor under the Loan Documents) and after giving effect as assets, subject to Section 6.2, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of Grantor pursuant to (a) Applicable Law or (b) any agreement providing for an equitable allocation among Grantor and other Loan Parties of obligations arising under the Loan Documents, Swap Contracts and Cash Management Documents.]
     6.17. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

DEBTOR:

By:

Print Name:

Print Title:

Security Agreement Signature Page

SECURED PARTY:

CITIBANK, N.A., as Secured Party

By:

Print Name:

Print Title:

Security Agreement Signature Page

STATE OF __________________	§
COUNTY OF	§
     This instrument was acknowledged before me on the _________ day of __________, 20__________, by __________, _________ of __________, a __________, on behalf of said __________.
[S E A L]

Notary Public:

Printed Name:

My commission expires:

STATE OF __________________	§
COUNTY OF	§
     This instrument was acknowledged before me on the _________ day of ___, 20__________, by _________, _________ of CITIBANK, N.A., a national banking association, on behalf of said association.
[S E A L]

Notary Public:

Printed Name:

My commission expires:

Security Agreement Signature Page

SCHEDULE 1
ORGANIZATION AND NAMES
(a)	Jurisdiction of organization:

(b)	Entity type:

(c)	Changes in jurisdiction of organization, name or entity type:

(d)	Trade names:

(e)	Federal Taxpayer Identification Number:

(f)	Corporate or other organizational number:

(g)	UCC Filing Office:

SCHEDULE 2
Addresses
(a) Chief Executive Office:

Street Address and Zip or	Mailing Address and Zip
Postal Code	or Postal Code	County/ Independent City	State	Country

(b) Locations where books and records are kept:

Street Address and Zip or	Mailing Address and Zip
Postal Code	or Postal Code	County/ Independent City	State	Country

(c) Locations where tangible personal property are kept:

Street Address and Zip or	Mailing Address and Zip
Postal Code	or Postal Code	County/Independent City	State	Country

(d) Locations of owned and leased real property:

Street Address and Zip or	Mailing Address and Zip	County/Independent
Postal Code	or Postal Code	City	State	Country

(e) All other places of business not listed above:

Street Address and	Mailing Address and	County/ Independent
Zip or Postal Code	Zip or Postal Code	City	State	Country

(f) Persons (other than the Grantor) who have possession of Collateral or other property:

Collateral
Name	Address	possessed	Country

SCHEDULE 3
Equity Interests

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SCHEDULE 4
Indebtedness Evidenced By Instruments

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SCHEDULE 5(a)
Trademarks Registration

Nature of
	Grantor’s Interest				Goods or
Registered	(e.g. owner,	Registered	Registration	Int’l Class	Services	Date	Country of
Owner	licensee)	Trademark	No.	Covered	Covered	Registered	Registration
To be Provided By Grantor

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SCHEDULE 5(b)
Trademark Applications

	Nature of	Trademark
	Grantor’s	Application
	Interest	relates to			Goods or	Date	Country
Registered	(e.g. owner,	following	Serial	Int’l Class	Services	of	of
Owner	licensee)	Trademark	No.	Covered	Covered	Application	Application
To be Provided By Grantor

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SCHEDULE 5(c)
Registered Patents

Nature of Grantor’s
Interest
Registered Owner	(e.g. owner, licensee)	Registered Patent No.	Issue Date	Country of Issue
To be Provided By Grantor

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SCHEDULE 5(d)
Patent Applications

Nature of Grantor’s
Interest
Registered Owner	(e.g. owner, licensee)	Serial No.	Filing Date	Country of Issue
To be Provided By Grantor

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SCHEDULE 5(e)
Copyright Registrations

Nature of Grantor’s
Interest
Registered Owner	(e.g. owner, licensee)	Serial No.	Copyright	Issue Date	Country of Issue
To be Provided By Grantor

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SCHEDULE 5(f)
Copyright Applications

Nature of Grantor’s
	Interest				Country of
Registered Owner	(e.g. owner, licensee)	Registration No.	Copyright	Application Date	Application
To be Provided By Grantor

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SCHEDULE 6
Deposit Accounts

Branch Name,
Bank	Street Address	ABA No.	Account No.	Account Name	Account Type
To be Provided By Grantor

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SCHEDULE 7
Securities Accounts

Securities				Securities Contract
Intermediary	Street Address	Account Name	Account Number	Description
To be Provided By Grantor

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SCHEDULE 8
Commodity Accounts

Commodity				Commodity Contract
Intermediary	Street Address	Account Name	Account Number	Description
To be Provided By Grantor

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SCHEDULE 9
Letters of Credit

Schedule 12			Letters of Credit
Branch Name,
Bank Issuer	Street Address	Letter of Credit No.	Issue Date	Expiry	Face Amount
To be Provided By Grantor

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SCHEDULE 10
Required Consents

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SCHEDULE 11
Insurance

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SCHEDULE 12
Commercial Tort Claims

Case Name or Style	Case Number	Court in Which Pending
To be Provided By Grantor

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